EXHIBIT 10.25

                           MINUTES OF A MEETING OF THE
                               BOARD OF DIRECTORS
                                       OF
                         WASTE CONVERSION SYSTEMS, INC.
                                OCTOBER 13, 1994

         A. meeting of the Board of Directors of Waste Conversion Systems, Inc., a Nevada corporation, was held on October 13, 1994 pursuant to prior notice. Present were Stan Abrams and James Woodley. David Hand was not able to attend the meeting but advised Messrs. Abrams and Woodley that he concurred with the actions to be taken.

         Mr. Abrams, acting as Chairman, stated that the meeting's purpose was to authorize; the issuance of 1,000,000 shares of tile Company's restricted common stock and a warrant to purchase 1,000,000 shares of the Company's restricted common stock in consideration of $500,000 in private financing received by the Company on October 13, 1994. Following a discussion, the following resolutions were unanimously adopted upon motions made therefore and seconded:

         RESOLVED, that the Company has received $500,000 front David Zaidner, and in consideration therefore, 1,000,000 shams of the Company's restricted common stock and a warrant to purchase 1,000,000 shares of the Company's restricted common stock are hereby authorized for issuance in accordance with Mr. Zaidner's instructions to wit: 700,000 shares in the name of David Zaidner and :100,000 shares in the name of G. Kastl; and be it

         FURTHER RESOLVED, that the Purchase Agreement between the Company and David Zaidner, a copy of which shall be attached to these minutes and incorporated as a specific part of these minutes, is hereby approved and authorized Stain Abrams, as President, is hereby authorized to execute the Purchase Agreement on behalf of the Company; and be it

         FURTHER RESOLVED, that a Common Stock Purchase Warrant ("Warrant") in tile name ox David Zaidner concerning the right to purchase 1,000.000 shares of tile Company's common stock upon the tennis therein set forth in the attached copy of the Warrant is hereby authorized and approved. The proper officers arc hereby authorized to execute the Warrant on the Company's behalf; and be it

         FURTHER RESOLVED, legal counsel to the Company is hereby authorized to instruct the Company's transfer agent, American Securities Transfer, Inc., to issue the 1,000,000 shares of common stock and in the names hereinabove authorized. The following restrictive legend shall be noted upon the certificates evidencing the, 1,000,000 shares:

                                  EXHIBIT 10.25

                  The shares  represented by this  Certificate
                  have  not   been   registered   under   tire
                  Securities  Act of  1933;  as  amended  (the
                  "Act"), and cue; "restricted securities," as
                  that term is  defined  in Rule 144 under the
                  Act. The shares may not be offered for sale,
                  sold,   or  otherwise   transferred   except
                  pursuant   to  an   effective   registration
                  statement  under the Act,  or pursuant to an
                  exemption from.  registration under the Act,
                  the   availability   of   which   is  to  be
                  established  to  the   satisfaction  of  the
                  Company.

         AND BE IT FURTHER RESOLVED, that a warrant to purchase 100,000 shares of the Company's common stock is hereby approved and authorized for issuance to Samuel Eisenstat. The terms and conditions of the warrant shall be as provided in the form of the warrant attached to the minutes of this meeting and incorporated herein as a part hereof. The warrant hereby authorized to Mr. Eisenstat is in recognition of his services in and negotiating the private financing arrangements with David Zaidner; and be it

         FURTHER RESOLVED, that the officers of the Company are hereby authorized and empowered to undertake such actions and to execute such documents as may be necessary or desirable to facilitate the implementation of the resolutions adopted herein; and be it

         FURTHER RESOLVED, that the resolutions adopted by the Board of Directors at this meeting may be certified by any proper officer of the Company as having been duly adopted by the Board of Directors on October 3, 1994 at a meeting of the Board of Directors of the Company duly called and convened.


                                                    Respectfully Submitted,


                                                    /s/  James Woodley
                                                    -------------------------
                                                    James Woodley
                                                    Secretary


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